Exhibit 99.5

INLAND DIVERSIFIED REAL ESTATE TRUST, INC. REVOCABLE PROXY FOR SPECIAL MEETING OF STOCKHOLDERS – JUNE 24, 2014 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Inland Diversified Real Estate Trust, Inc., a Maryland corporation (the “Company”), hereby appoints Roberta S. Matlin and Cathleen M. Hrtanek as proxies for the undersigned, and each of them, each with full power of substitution in each of them, to attend the special meeting of stockholders to be held at the principal executive offices of the Company located at 2901 Butterfield Road, Oak Brook, Illinois 60523 on June 24, 2014, at 10:00 a.m. central time, or any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and of the accompanying Joint Proxy Statement/Prospectus and revokes any proxy heretofore given with respect to such meeting. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH OF THE PROPOSALS AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. (Continued and to be signed on reverse side) PROXY SEE REVERSE SIDE 5TO VOTE BY MAIL, PLEASE DETACH HERE5 YOUR VOTE IS IMPORTANT! You can vote in one of three ways: 1. Call toll-free 1-800-730-9034 on a Touch-Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call. or 2. Vote by Internet at our Internet Address: http://proxyvoting.com/KNK or 3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope. PLEASE VOTE

Please mark vote as indicated in this example X THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. 1. To approve the merger of Inland Diversified Real Estate Trust, Inc. with and into KRG Magellan, LLC, a wholly owned subsidiary of Kite Realty Group Trust, pursuant to the Agreement and Plan of Merger, dated as of February 9, 2014, as it may be amended or modified from time to time, by and among Kite Realty Group Trust, KRG Magellan, LLC, and Inland Diversified Real Estate Trust, Inc., and the other transactions contemplated by the merger agreement; and 2. To approve one or more adjournments of the special meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the proposal to approve the merger and the other transactions contemplated by the merger agreement. PLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE. 5TO VOTE BY MAIL, PLEASE DETACH HERE5 Date: , 2014 Signature Signature (if held jointly) Please sign exactly as your name or names appear hereon. For joint accounts each owner should sign. When signing as executor, administrator, attorney, trustee, guardian or in another representative capacity, please give your full title. If a corporation or partnership, please sign in the name of the corporation or partnership by an authorized officer or person. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON. VOTE BY INTERNET OR TELEPHONE QUICK . . . EASY . . . IMMEDIATE : ( CONTROL NUMBER for Internet/Telephone Voting Your internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card by mail. VOTE BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. VOTE BY INTERNET: The web address is www.proxyvoting.com/INDIV. You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. IF YOU VOTE BY PHONE OR INTERNET—DO NOT MAIL THE PROXY CARD. THANK YOU FOR VOTING. Call . . Toll Free . . On a Touch-Telephone 1-888-426-7019 There is NO CHARGE to you for this call